                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant /x/                             / /     Confidential, for Use of the
Filed by a party other than the registrant / /                  Commission Only (as permitted
Check the appropriate box:                                      by Rule 14a-6(e)(2)

/ /     Preliminary proxy statement
/ /     Definitive proxy statement
/x/     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             CALIFORNIA JOCKEY CLUB
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
/x/     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1/

- --------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5)     Total fee paid:

- --------------------------------------------------------------------------------

/x/     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

- --------------------------------------------------------------------------------

(2)     Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3)     Filing party:

- --------------------------------------------------------------------------------

(4)     Date filed:

- --------------------------------------------------------------------------------

- ---------------
1. Set forth the amount on which the filing fee is calculated and state how it was determined.

DRAFT -- NOT FOR RELEASE
CONFIDENTIAL: ATTORNEY/CLIENT WORK PRODUCT
AUGUST 26, 1996/CAL JOCKEY MAIL GRAM 5:25 P.M. VERSION TWO

August 27, 1996

Dear Fellow California Jockey Club Stockholder:

As you know, our annual meeting is this Friday. It's not too late to vote.

Don't be misled by the dissidents' latest flurry of letters. Please review the facts and dial the toll-free number listed below to vote your shares.

- - The dissidents have NO plan. In three consecutive letters, the dissidents have taken three conflicting positions. First, they offer no plan for your company. Next, they ask you to vote for them and then they'll develop a plan. Now, they offer their "Pie-In-The-Sky" plan -- to sell ALL Cal Jockey's property and find a new racetrack somewhere. It seems their only plan is to oppose OUR plan.

- - OUR plan will WORK. We have REAL buyers for two parcels of land. Selling 73 acres, or 40% of Cal Jockey property holdings, will yield gross proceeds of $52 million, or about $9 per share. That's more than 12 times the highest sum earned by the combined companies in any of the previous five years. In addition, the Hudson Bay Partners transaction would bring $300 million more of new investment capital into the companies.

- - We provide FACTS -- and the dissidents don't dispute them -- about two of their candidates. We told you of allegations of wrongdoing in John Harris' horse breeding program and his conflicts of interest; and we told you of loan defaults, foreclosures and multimillion-dollar judgments in connection with Ronald Volkman's real estate business. We think these facts demonstrate why you should not elect them directors of your company or give them control over the future of your investment in Cal Jockey.

In an August 22 report, Institutional Shareholders Services (ISS)(1), an independent, leading investment advisory service that provides proxy and voting analysis to pension plans, investment managers, mutual funds and other investors worldwide, made the following recommendations:

- - REJECT the dissident's slate. ISS's report states: "The dissident board offers no definitive course of action other than to study and reconsider the land sales agreements. They have not specified how they will reverse the decline in attendance and revenues at Bay Meadows or exactly how they intend to either finance renovations to the current stables (if the land is not sold) or provide alternative stabling (if the land is sold). . . On this basis, we cannot recommend support for their [the dissidents'] slate of directors."



- ----------

(1)  ISS has consented to the release of this information.

- - RE-ELECT the board's nominees -- Kjell Qvale, James Harris, James Conn and Brian Herrera. Of them, ISS said: "We believe...the company is acting responsibly to enhance shareholder value."

- - SUPPORT the board's plan: ISS said: "Selling the land will provide funding to preserve live racing while enabling the company to purchase other income-producing properties and lessen its dependence on racing revenues,"
   ISS stated.

VOTE FOR YOUR BOARD'S NOMINEES. UNLIKE THE DISSIDENTS, WE HAVE A PLAN IN PLACE TO PROVIDE FOR THE CONTINUATION OF LIVE RACING AT BAY MEADOWS, ENHANCE STOCKHOLDER VALUE AND PROVIDE FOR INCREASED EARNINGS AND DIVIDENDS.

Sincerely,

/s/ Kjell Qvale
- ---------------------
Kjell Qvale
Chairman of the Board

        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-521-8450 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 5252, California Jockey Club.

3.      State your name, address and telephone number.

4. State your bank or broker at which your shares are held and your control number as shown below;

                Name:                   <NA.1>
                Bank/Broker:            <Broker>
                Control number:         <ControlNum>
                Number of shares:       <NumShares>


                             CALIFORNIA JOCKEY CLUB

        This Proxy is solicited on Behalf of the Board of Directors

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of California Jockey Club, a Delaware corporation (the "Company"), and the accompanying Proxy Statement dated August 13, 1996, and revoking any proxy heretofore given, hereby appoints James P. Conn, James M. Harris and Kjell H. Qvale, or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at the Clubhouse of Bay Meadows Race Course, 2600 South Delaware Street, San Mateo, California on Friday, August 30, 1996, at 10:00 a.m. and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

1.      ELECTION OF DIRECTORS

        [ ] FOR all nominees listed             [ ] WITHHOLD Authority to
            (except as given to the                 vote for all nominees
            operator)                               listed

Nominees:       James P. Conn, James M. Harris, Brian M. Herrera and Kjell H.
                Qvale

Instruction:    To withhold authority to vote for any individual nominee, give that nominee(s) name to the operator.

The Board of Directors recommends a vote FOR the foregoing nominees.

2. Adopt a resolution establishing a mandatory retirement age of 72 for directors.

        [ ] FOR                     [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote AGAINST the establishment of a mandatory retirement age for directors.

3. Ratify the appointment of Deloitte & Touche as independent auditors for the year ended December 31, 1996.

        [ ] FOR                     [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote FOR the ratification of the appointment of independent auditors.

4. The proxies are authorized to vote in their discretion, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.


IF YOU NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC. AT 1-800-848-3094.